WADDELL & REED ADVISORS FUNDS
Waddell & Reed Advisors Limited-Term Bond Fund

Supplement dated December 30, 2004
to
Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus
dated January 28, 2004
and supplemented February 26, 2004, May 26, 2004, September 1, 2004 and September 27, 2004

Effective January 1, 2005, purchases in Class A shares of Waddell & Reed Advisors Limited-Term Bond Fund are subject to a revised initial sales charge, based on the amount of your investment, according to the table below.

		Sales Charge	Reallowance
		as Approximate	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price	Invested	Price[1]
--------	-----------	----------	-----------
under $300,000	2.50%	2.56%	2.00%
$300,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

 1Until February 28, 2005, Legend Equities Corporation (Legend) receives a dealer reallowance in the full amount of the Class A shares charge.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge. Please see the Statement of Additional Information (SAI) for more information.

You may exchange any Class A shares of the Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors Limited-Term Bond Fund, Waddell & Reed Advisors Municipal Bond Fund, Inc. and Waddell & Reed Advisors Municipal High Income Fund, Inc. that you have held for less than six months only for Class A shares of Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors Limited-Term Bond Fund, Waddell & Reed Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Municipal High Income Fund, Inc. and Waddell & Reed Advisors Cash Management, Inc.

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